. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on February 12, 2019. Vote by Internet • Go to http://www.envisionreports.com/INTL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. 1. Election of Directors: 01 - Scott J. Branch 02 - Diane L. Cooper 03 - John Fowler 04 - Daryl K. Henze 05 - Steven Kass 06 - Bruce W. Krehbiel 07 - Sean M. O’Connor 08 - Eric Parthemore + 09 - John Radziwill Mark here to vote Mark here to WITHHOLD For All EXCEPT - To withhold authority to vote for any FOR all nominees vote from all nominees nominee(s), write the name(s) of such nominee(s) below. ___________________________________________________________________ ___________________________________________________________________ For Against Abstain For Against Abstain 2. To ratify the appointment of KPMG LLP as the Company's 3. To approve the advisory (non-binding) resolution relating to independent registered public accounting firm for the 2019 executive compensation. fiscal year. 4. To approve an amendment to the 2013 Stock Option Plan to NOTE: Such other business as may properly come before the meeting or any increase the total number of shares authorized for issuance adjournment thereof. under the Plan from 1,000,000 shares to 2,000,000 shares. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. 1UPX + 02YO7A

. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 13, 2019 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy — INTL FCSTONE INC. Notice of 2019 Annual Meeting of Shareholders 1221 Brickell Avenue Miami, Florida 33131 Proxy Solicited by Board of Directors for Annual Meeting on February 13, 2019 John Radziwill or Sean M. O’Connor, (the “Proxies”), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of INTL FCStone Inc. to be held on February 13, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) C Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +